Thrivent Large Cap Value Portfolio Investment Strategy - Thrivent Large Cap Value Portfolio	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Strategies
Strategy Narrative [Text Block]	Under normal circumstances, the Portfolio invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large companies. The Adviser focuses mainly on the equity securities of large domestic and international companies which have market capitalizations equivalent to those included in widely known indices such as the Russell 1000® Index, S&P 500® Index, or the large company market capitalization classifications published by Morningstar or Lipper, Inc. The Portfolio defines large-cap companies as those with market capitalizations at the time of purchase at or above the market capitalization of the smallest company represented in either the Russell 1000 Index (approximately $1.1 billion as of February 28, 2026) or the S&P 500 Index (approximately $6.7 billion as of February 28, 2026). Should the Adviser change the investments used for purposes of this 80% threshold, we will notify you at least 60 days prior to the change. The Portfolio seeks to achieve its investment objective by investing primarily in common stocks. The Adviser uses fundamental analysis and other investment techniques to identify stocks of companies that it believes are undervalued in relation to their long-term earnings potential or asset value. The Portfolio may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets into more promising opportunities.